                                                                    EXHIBIT 10.2




                            ORCHID BIOSCIENCES, INC.

                2000 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN



                           ADOPTED ON FEBRUARY 2, 2000

                                TABLE OF CONTENTS


 1.  DEFINITIONS......................................................................................   1
     -----------
 2.  PURPOSES OF THE PLAN.............................................................................   3
     --------------------
 3.  SHARES SUBJECT TO THE PLAN.......................................................................   3
     --------------------------
 4.  ADMINISTRATION OF THE PLAN.......................................................................   3
     --------------------------
 5.  ELIGIBILITY FOR PARTICIPATION....................................................................   4
     -----------------------------
 6.  TERMS AND CONDITIONS OF OPTIONS..................................................................   4
     -------------------------------
     A.   Non-Qualified Options.......................................................................   4
          ---------------------
     B.   ISOs........................................................................................   5
          ----
 7.  TERMS AND CONDITIONS OF STOCK GRANTS.............................................................   6
     ------------------------------------
 8.  EXERCISE OF OPTIONS AND ISSUE OF SHARES..........................................................   7
     ---------------------------------------
 9.  ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES....................................................   8
     ---------------------------------------------
10.  RIGHTS AS A SHAREHOLDER..........................................................................   9
     -----------------------
11.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS................................................   9
     -------------------------------------------------
12.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR "CAUSE" OR DEATH OR DISABILITY........   9
     -----------------------------------------------------------------------------------------
13.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR "CAUSE"..........................................  10
     -------------------------------------------------------
14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.......................................  11
     ----------------------------------------------------------
15.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.............................  12
     --------------------------------------------------------------------
16.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.................................................  12
     ------------------------------------------------
17.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR "CAUSE" OR DEATH OR DISABILITY...  13
     ----------------------------------------------------------------------------------------------
18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR "CAUSE".....................................  13
     ------------------------------------------------------------
19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY..................................  14
     ---------------------------------------------------------------
20.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT........................  14
     -------------------------------------------------------------------------
21.  PURCHASE FOR INVESTMENT..........................................................................  14
     -----------------------
22.  DISSOLUTION OR LIQUIDATION OF THE COMPANY........................................................  15
     -----------------------------------------



23.  ADJUSTMENTS......................................................................................  15
     -----------
     A. Stock Dividends and Stock Splits..............................................................  15
        --------------------------------
     B. Consolidations or Mergers.....................................................................  16
        -------------------------
     C. Recapitalization or Reorganization............................................................  16
        ----------------------------------
     D. Modification of ISOs..........................................................................  16
        --------------------
24.  ISSUANCES OF SECURITIES..........................................................................  17
     -----------------------
25.  FRACTIONAL SHARES................................................................................  17
     -----------------
26.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS...............................  17
     ------------------------------------------------------------------
27.  WITHHOLDING......................................................................................  18
     -----------
28.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION...................................................  18
     ----------------------------------------------
29.  TERMINATION OF THE PLAN..........................................................................  18
     -----------------------
30.  AMENDMENT OF THE PLAN AND AGREEMENTS.............................................................  18
     ------------------------------------
31.  EMPLOYMENT OR OTHER RELATIONSHIP.................................................................  19
     --------------------------------
32.  GOVERNING LAW....................................................................................  19
     -------------

                                                                    EXHIBIT 10.2

                            ORCHID BIOSCIENCES, INC.

                2000 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN


1.  DEFINITIONS.
    -----------

  Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Orchid BioSciences 2000 Employee, Director and Consultant Stock Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.001 par value per share.

          Company means Orchid BioSciences Inc., a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the- counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Participant means a Key Employee, director or consultant to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Plan means this Orchid BioSciences 2000 Employee, Director and Consultant Stock Plan.

          Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Stock Grant means a grant by the Company of Shares under the Plan.

          Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Stock Right means a right to Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option or a Stock Grant.

          Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.


2.   PURPOSES OF THE PLAN.

  The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.



3.   SHARES SUBJECT TO THE PLAN.

  The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,500,000 shares of Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan.


  If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


4.   ADMINISTRATION OF THE PLAN.

  The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;


     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Stock Rights;

     c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 750,000 shares be granted to any Participant in any fiscal year; and

     d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.


5.  ELIGIBILITY FOR PARTICIPATION.

  The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Agreement evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.



6.  TERMS AND CONDITIONS OF OPTIONS.

  Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.


     A. Non-Qualified Options -: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

          b. Each Option Agreement shall state the number of Shares to which it pertains;

          c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

          d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

               i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

     B. ISOs : Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with
          Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

          a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

          b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          c.   Term of Option: For Participants who own

               i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

               ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.


7.   TERMS AND CONDITIONS OF STOCK GRANTS.

  Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:


     (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware Law on the date of the grant of the Stock Grant;

     (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

     (c) Each Stock Grant Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.


8.  EXERCISE OF OPTIONS AND ISSUE OF SHARES.

  An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or
(d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.


  The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

  The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

  The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.


9.   ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

  A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company at its principal office address, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of
(a), (b) and (c) above.


  The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

  The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.  RIGHTS AS A SHAREHOLDER.

  No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.



11.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

  By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.



12. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR "CAUSE" OR DEATH OR DISABILITY.

  Except as otherwise provided in the pertinent Option Agreement in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:


     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination for "cause", Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option Agreement provide, if an Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.


13.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR "CAUSE".

  Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for "cause" prior to the time that all his or her outstanding Options have been exercised:


     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for "cause" will immediately be forfeited.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

  Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such
Participant:


     a.   To the extent exercisable but not exercised on the date of Disability;
          and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

  A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

  The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

  Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:


     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

  If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.


16.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

  In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.


  For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

  In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR "CAUSE" OR DEATH OR DISABILITY.

  Except as otherwise provided in the pertinent Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination for "cause," Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.



18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR "CAUSE".

  Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for "cause":


     a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

  Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not become Disabled prior to the end of the vesting period which next ends following the date of Disability. The proration shall be based upon the number of days of such vesting period prior to the date of Disability.


  The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


20.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

  Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not died prior to the end of the vesting period which next ends following the date of death. The proration shall be based upon the number of days of such vesting period prior to the Participant's death.



21.  PURCHASE FOR INVESTMENT.

  Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:


     a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.


22.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

  Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.



23.  ADJUSTMENTS.

  Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:


  A.  Stock Dividends and Stock Splits.    If (i) the shares of Common Stock
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

  B.  Consolidations or Mergers.    If the Company is to be consolidated with or
acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

  With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

  C.  Recapitalization or Reorganization.    In the event of a recapitalization
or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right shall be entitled to receive for the purchase price, if any, paid upon such exercise or acceptance the securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

  D.  Modification of ISOs.    Notwithstanding the foregoing, any adjustments
made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


24.  ISSUANCES OF SECURITIES.

  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.



25.  FRACTIONAL SHARES.

  No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.



26.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

  The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27.  WITHHOLDING.

  In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.



28.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

  Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.



29.  TERMINATION OF THE PLAN.

  The Plan will terminate on 10 years after adoption, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.



30.  AMENDMENT OF THE PLAN AND AGREEMENTS.

  The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.



31.  EMPLOYMENT OR OTHER RELATIONSHIP.

  Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.



32.  GOVERNING LAW.

  This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                     NON-QUALIFIED STOCK OPTION AGREEMENT


                           ORCHID BIOSCIENCES, INC.


     AGREEMENT made as of the ___ day of ___________, ____, between Orchid BioSciences, Inc. (the "Company"), a Delaware corporation having a principal place of business in Princeton, New Jersey, and _______________ of ___________ (the "Participant").

     WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 2000 Employee, Director and Consultant Stock Plan (the "Plan");

     WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

     WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.
          ---------------

     The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of _______________ (_____) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.   PURCHASE PRICE.
          --------------

     The purchase price of the Shares covered by the Option shall be ___________ ($_____) per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

     3.   EXERCISABILITY OF OPTION.
          ------------------------

     Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall vest monthly on the last day of each month in forty-eight (48) equal installments of 2.083% per month over a period of four
(4) years from the effective date of this agreement, with the first such vesting to occur on the last day of the month of the effective date of this Agreement, as first written above.

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

     4.   TERM OF OPTION.
          --------------

     The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

     Notwithstanding the foregoing, in the event of the Participant's Disability or death within three (3) months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

     In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

     In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the Participant's termination of service or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     (a) to the extent exercisable but not exercised as of the date of Disability; and

     (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

     In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

     (x)  to the extent exercisable but not exercised as of the date of death;
          and

     (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Participant's death.

     5.   METHOD OF EXERCISING OPTION.
          ---------------------------

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the
                          ---------
number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     6.   PARTIAL EXERCISE.
          ----------------

     Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.
          -----------------

     The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.
          ---------------------------------------

     The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

     9.   CAPITAL CHANGES AND BUSINESS SUCCESSIONS.
          ----------------------------------------

     The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     10.  TAXES.
          -----

     The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

     The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

     11.  PURCHASE FOR INVESTMENT.
          -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

     (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     12.  RESTRICTIONS ON TRANSFER OF SHARES.
          ----------------------------------

     12.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted herein.

     12.2 In the event of the Participant's termination of service for any reason, Disability or death the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of service of the Participant (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

     (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of service Disability or death.

     (ii) The Company's option to repurchase the Participant's Shares in the event of termination of service, Disability or death shall be valid for a period of eighteen (18) months commencing with the date of such termination of service.

     (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant's Shares under this
           Section 12.2, the Company shall notify the Participant, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

     (iv) The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

     12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

     (i) No Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

     (ii) Before selling or otherwise transferring all or part of the Shares, the Participant shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Shares then held by the Participant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

     (iii) If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Participant's notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Participant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Participant's Shares.

     (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Participant to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Participant to his or her guardian or conservator, and (c) or transfers by the Participant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

     (v) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

     12.4 In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

     12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

     12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

     12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

     12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the consummation of a public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act in which the aggregate gross proceeds to the Company exceed $25,000,000.

     12.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

     12.10 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

     12.11 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in a Non-Qualified Stock Option

Agreement dated ________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

     13.  NO OBLIGATION TO MAINTAIN RELATIONSHIP.
          --------------------------------------

     The Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or consultant of the Company.

     14.  NOTICES.
          -------

     Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:


If to the Company:

                         Orchid BioSciences, Inc.
                         ----------------------------------------
                         303 College Road East
                         ----------------------------------------
                         Princeton, NJ
                         ----------------------------------------


If to the Participant:

                         ________________________________________
                         ________________________________________
                         ________________________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     15.  GOVERNING LAW.
          -------------

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     16.  BENEFIT OF AGREEMENT.
          --------------------

     Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     17.  ENTIRE AGREEMENT.
          ----------------

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     18.  MODIFICATIONS AND AMENDMENTS.
          ----------------------------

     The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     19.  WAIVERS AND CONSENTS.
          --------------------

     Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                        ORCHID BIOSCIENCES, INC.


                                        By:________________________________
                                           Donald R. Marvin
                                           Senior Vice President, COO & CFO


                                        ___________________________________
                                        Participant

                                                                       Exhibit A
                                                                       ---------

               NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                        [Form For Unregistered Shares]


To: Orchid BioSciences, Inc.
    303 College Road East
    Princeton, NJ 08540


Ladies and Gentlemen:

     I hereby exercise my Non-Qualified Stock Option to purchase __________ shares (the "Shares") of the common stock, $.01 par value, of Orchid BioSciences, Inc. (the "Company"), at the exercise price of $----- per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated --------, 200_.

     I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

     I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

     I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

     I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

     I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the

Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

     I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

     I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

     I understand the terms and restrictions on the right to dispose of the Shares set forth in the 2000 Employee, Director and Consultant Stock Plan and the Non-Qualified Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

     I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:


                         _____________________________

     Please issue the stock certificate for the Shares (check one):

     [_]  to me; or

     [_] to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:


_____________________
_____________________
_____________________

         My mailing address for shareholder communications, if different from the address listed above is:

_____________________
_____________________
_____________________

                                        Very truly yours,


                                        ______________________________________
                                        Participant (signature)


                                        ______________________________________
                                        Print Name


                                        ______________________________________
                                        Date

                                        ______________________________________
                                        Social Security Number

                                                                       Exhibit A
                                                                       ---------

               NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                         [Form For Registered Shares]


To:   Orchid BioSciences, Inc.
      303 College Road East
      Princeton, NJ  08540

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

     I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.001 par value, of Orchid BioSciences, Inc. (the "Company"), at the exercise price of $-------- per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated ---------------, 200_.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:


                     ____________________________________

     Please issue the stock certificate for the Shares (check one):

     [_]  to me; or

     [_] to me and __________________________, as joint tenants with right of survivorship,

     and mail the certificate to me at the following address:


     __________________________________
     __________________________________
     __________________________________

     My mailing address for shareholder communications, if different from the address listed above, is:


     __________________________________
     __________________________________
     __________________________________



                                        Very truly yours,


                                        ______________________________________
                                        Participant (signature)


                                        ______________________________________
                                        Print Name


                                        ______________________________________
                                        Date


                                        ______________________________________
                                        Social Security Number

                       INCENTIVE STOCK OPTION AGREEMENT

                           ORCHID BIOSCIENCES, INC.


     AGREEMENT made as of the ___ day of ___________, ____, between Orchid BioSciences, Inc. (the "Company"), a Delaware corporation having a principal place of business in Princeton, New Jersey, and ____________ of ____________, an employee of the Company (the "Employee").

     WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $.001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 2000 Employee, Director and Consultant Stock Plan (the "Plan");

     WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

     WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.
          ---------------

     The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of ________________ (_____) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

     2.   PURCHASE PRICE.
          --------------

     The purchase price of the Shares covered by the Option shall be ____________ ($____) per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

     3.   EXERCISABILITY OF OPTION.
          ------------------------

     Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall vest monthly on the last day of each month in forty-eight (48) equal installments of 2.083% per month over a period of four
(4) years from the effective date of this agreement, with the first such vesting to occur on the last day of the month of the effective date of this Agreement, as first written above.

     The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

     4.   TERM OF OPTION.
          --------------

     The Option shall terminate ten (10) years from the date of this Agreement or, if the Employee owns as of the date hereof more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three
(3) months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

     Notwithstanding the foregoing, in the event of the Employee's Disability or death within three (3) months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one (1) year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

     In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

     In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the Employee's termination of employment or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     (a) to the extent exercisable but not exercised as of the date of Disability; and

     (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

     In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

     (x)  to the extent exercisable but not exercised as of the date of death;
          and

     (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Employee's death.

     5.   METHOD OF EXERCISING OPTION.
          ---------------------------

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state
                          ---------
the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     6.   PARTIAL EXERCISE.
          ----------------

     Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.
          -----------------

     The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.
          ---------------------------------------

     The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

     9.   CAPITAL CHANGES AND BUSINESS SUCCESSIONS.
          ----------------------------------------

     The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     10.  TAXES.
          -----

     The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

     In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

     11.  PURCHASE FOR INVESTMENT.
          -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

     (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     12.  RESTRICTIONS ON TRANSFER OF SHARES.
          ----------------------------------

     12.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein.

     12.2 In the event of the Employee's termination of employment for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of employment of the Employee (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

     (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of employment, Disability or death.

     (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment, Disability or death shall be valid for a period of eighteen (18) months commencing with the date of such termination of employment.

     (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this
           Section 12.2, the Company shall notify the Employee, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

     (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten
           (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

     12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

     (i) No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

     (ii) Before selling or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Employee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

     (iii) If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee's notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Employee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six
           (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Employee's Shares.

     (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Employee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Employee to his or her guardian or conservator, and (c) or transfers by the Employee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided, however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

     (v) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

     12.4 In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

     12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

     12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

     12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

     12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the consummation of a public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act in which the aggregate gross proceeds to the Company exceed $25,000,000.

     12.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

     12.10 The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

     12.11 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option

Agreement dated __________, 20__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

     13.  NO OBLIGATION TO EMPLOY.
          -----------------------

     The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company.

     14.  OPTION IS INTENDED TO BE AN ISO.
          -------------------------------

     The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

     15.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
          ----------------------------------------------

     The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     16.  NOTICES.
          -------

     Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

                    Orchid BioSciences, Inc.
                    -----------------------------------
                    303 College Road East
                    -----------------------------------
                    Princeton, NJ
                    -----------------------------------

If to the Employee:

                    ___________________________________
                    ___________________________________
                    ___________________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     17.  GOVERNING LAW.
          -------------

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     18.  BENEFIT OF AGREEMENT.
          --------------------

     Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     19.  ENTIRE AGREEMENT.
          ----------------

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     20.  MODIFICATIONS AND AMENDMENTS.
          ----------------------------

     The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     21.  WAIVERS AND CONSENTS.
          --------------------

     Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                              Orchid BioSciences, Inc.


                              By: ___________________________________
                                  Donald R. Marvin
                                  Senior Vice President, COO & CFO


                              _______________________________________
                              Employee

                                                                       Exhibit A
                                                                       ---------

                 NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                        [Form For Unregistered Shares]


To:  Orchid BioSciences, Inc.
     303 College Road East
     Princeton, NJ 08540


Ladies and Gentlemen:

     I hereby exercise my Incentive Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.001 par value, of Orchid BioSciences, Inc. (the "Company"), at the exercise price of $____ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _________, 20__.

     I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

     I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

     I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

     I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

     I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

     I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

     I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

     I understand the terms and restrictions on the right to dispose of the Shares set forth in the 2000 Employee, Director and Consultant Stock Plan and the Incentive Stock Option Agreement, both of which I have carefully reviewed.
I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

     I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:




                    ___________________________________________________

     Please issue the stock certificate for the Shares (check one):

     [_] to me; or

     [_] to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:

______________________________
______________________________
______________________________

     My mailing address for shareholder communications, if different from the address listed above is:

______________________________
______________________________
______________________________

                                   Very truly yours,


                                   ____________________________________
                                   Employee (signature)


                                   ____________________________________
                                   Print Name


                                   ____________________________________
                                   Date


                                   ____________________________________
                                   Social Security Number

                                                                       Exhibit A
                                                                       ---------

                 NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                         [Form For Registered Shares]


To:  Orchid BioSciences, Inc.
     303 College Road East
     Princeton, NJ 08540

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

     I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.001 par value, of Orchid BioSciences, Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated ___________, 2000.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:



     Please issue the stock certificate for the Shares (check one):

     [_] to me; or

     [_] to me and ____________________________, as joint tenants with right of survivorship,

     and mail the certificate to me at the following address:

______________________________
______________________________
______________________________

     My mailing address for shareholder communications, if different from the address listed above, is:

______________________________
______________________________
______________________________


                                   Very truly yours,


                                   ____________________________________
                                   Employee (signature)


                                   ____________________________________
                                   Print Name


                                   ____________________________________
                                   Date


                                   ____________________________________
                                   Social Security Number